SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment  No.  2)



Check  the  appropriate  box:

[X]     Preliminary  Information  Statement
[ ]     Definitive  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                           THE WORLD GOLF LEAGUE, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):

[X]     No  fee  required
[ ]     Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials

[ ]     check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  previously  paid:

     (2)     Form,  Schedule  or  Registration  Statement  No.:

     (3)     Filing  Party:

     (4)     Date Filed:

                           THE WORLD GOLF LEAGUE, INC.
                         2139 STATE ROAD 434, SUITE 101
                             LONGWOOD, FLORIDA 32779

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                              Longwood,  Florida
                                                              *,  2004


     This information statement has been mailed on or about *, 2004 to the stockholders of record on *, 2004 (the "Record Date") of The World Golf League, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of August 17, 2004. The actions to be taken pursuant to the written consent shall be taken on or about *, 2004, 20 days after the mailing of this information statement.


THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                        By Order of the Board of Directors,

                                        /s/ Michael S. Pagnano
                                        Chairman  of  the  Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED AUGUST 17, 2004


To  Our  Stockholders:


     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated August 17, 2004, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2004:


     1. To Amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 500,000,000 shares to 1,200,000,000 shares;

     2. To ratify the selection of Ham, Langston & Brezina, LLP as independent auditors of the Company for the year ending December 31, 2004; and

     3.     To adopt the Company's 2004 Stock Incentive Plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS


     As of the Record Date, the Company's authorized capitalization consisted of 500,000,000 shares of Common Stock, of which 436,966,137 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock. As of the Record Date, the Company also had 1,000,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A
Preferred Stock is entitled to 300 votes on each matter submitted to the stockholders.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the Series A Preferred Stockholder, the Series A Preferred Stockholder and other stockholders who combined hold at least a majority of the voting rights of all outstanding shares of capital stock as of August 17, 2004 have voted in favor of the foregoing proposals by resolution dated August 17, 2004; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.


     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2004.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to stockholders pursuant to the General Corporation Law of the State of Delaware.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following tables sets forth, as of August 17, 2004, the number of and percent of the Company's stock beneficially owned by

o    all  directors  and  nominees,  naming  them,
o    our  executive  officers,
o    our  directors  and executive officers as a group, without naming them, and
o persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from August 17, 2004 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of August 17, 2004 have been exercised and converted.



                                                                                         TOTAL VOTES    PERCENTAGE
                                                     NUMBER OF                           ENTITLED TO     OF TOTAL
                                                      SHARES                             BE CAST ON      VOTES ON
NAME AND ADDRESS                                    BENEFICIALLY         PERCENTAGE OF   SHAREHOLDER    SHAREHOLDER
OF OWNER                        TITLE OF CLASS        OWNED(1)           CLASS (2)       MATTERS (3)    MATTERS (4)

---------------------------------------------------------------------------------------------------------------------

Michael S. Pagnano              Common Stock       50,662,518 (5)         11.59%         350,662,518 (6)     47.58%
2139 State Road, Suite 101
Longwood, FL 32779

William Page                    Common Stock        2,280,851                 *            2,280,851             *
2139 State Road, Suite 101
Longwood, FL 32779

King Simmons                    Common Stock          172,157                 *              172,157             *
2139 State Road, Suite 101
Longwood, FL 32779

All Officers and Directors      Common Stock       53,115,526 (5)         12.16%         353,115,526         47.91%
As a Group (3 persons)

=====================================================================================================================

Michael S. Pagnano              Series A            1,356,852             100%
2139 State Road, Suite 101
Longwood, FL 32779

=====================================================================================================================



* Less then one percent.

(1)  Beneficial  Ownership  is  determined  in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants  currently  exercisable or convertible, or exercisable or convertible within 60 days of August 17, 2004 are  deemed  outstanding  for computing the percentage of the person holding such option or warrant but are not deemed outstanding  for  computing  the  percentage  of  any  other  person.

(2)  For purposes of calculating the percentage beneficially owned, the number of shares of each class of stock deemed outstanding include 436,966,137 common shares and 1,000,000 Series A Preferred Stock outstanding as of August 17, 2004.



(3) This column represents the total number of votes each named shareholder is entitled to vote upon matters presented to  the  shareholders  for  a  vote.

(4)  For  purposes  of  calculating  the  percentage  of total votes on shareholder matters, the total number of votes entitled  to  vote  on  matters  submitted  to shareholders is 736,966,137, which includes: one vote for each share of common stock currently outstanding (436,966,137); and 300 votes for each share of Series A Preferred Stock outstanding
(1,000,000  shares  of  Series  A  Preferred  Stock  *  300  =  300,000,000).

(5)  Includes  3,443,150  shares  held  of  record  by  Maryann  R. Pagnano, the wife of Michael S. Pagnano, our Chief
Executive  Officer.

(6)  Includes  300,000,000  votes  on matters submitted to shareholders for a vote due to 1,000,000 shares of Series A
Preferred Stock.  Also includes 3,443,150 shares held of record by Maryann R. Pagnano, the wife of Michael S. Pagnano, our  Chief  Executive  Officer.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On August 17, 2004, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 500,000,000 to 1,200,000,000. The Company currently has authorized capital stock of 500,000,000 shares and approximately 436,966,137 shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.


INCREASE  IN  AUTHORIZED  COMMON  STOCK

     The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.


     As of the Record Date, a total of 436,966,137 shares of the Company's currently authorized 500,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.


     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

     - SECURED CONVERTIBLE NOTES


     To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with an accredited investor on June 4, 2004 for the sale of
(i) $250,000 in convertible debentures and (ii) warrants to buy 2,500,000 shares of our common stock.

The  investors  provided  us  with  an  aggregate  of  $250,000  as  follows:

     -    $200,000  was  disbursed  to  us  on  June  4,  2004;  and
     - $50,000 has been retained for services provided to our company by various professionals, which shall be disbursed upon effectiveness of this registration statement;


     The debentures bear interest at 7%, mature two years from the date of issuance, and are convertible into our common stock, at the investor's option. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.25 or (ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the investor is obligated to exercise the warrant concurrently with the submission of a conversion notice by the investor. The warrant is exercisable into 2,500,000 shares of common stock at an exercise price of $1.00 per share.

     The investor has contractually agreed to restrict its ability to convert or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.


     The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR CONVERTIBLE DEBENTURES, AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.


     As of August 17, 2004, we had 436,966,137 shares of common stock issued and outstanding and convertible debentures outstanding that may be converted into an estimated 341,250,000 shares of common stock at current market prices, and outstanding warrants to purchase 2,500,000 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the debentures and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.



THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR CONVERTIBLE DEBENTURES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

     Our obligation to issue shares upon conversion of our convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price, as of December 2, 2004 of $0.01.





                                                         Number            %  of
%  Below        Price  Per          With  Discount       of Shares         Outstanding
Market          Share               at 20%               Issuable          Stock
--------        ----------         --------------       -----------        -----------
25%              $.0075              $  .006            455,833,334           51.06%
50%              $ .005              $  .004            685,000,000           61.05%
75%              $.0025              $  .002          1,372,500,000           75.85%

     As illustrated, the number of shares of common stock issuable upon conversion of our convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR CONVERTIBLE DEBENTURES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.


     The convertible debentures are convertible into shares of our common stock at a 20% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investor converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investor could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE CONVERTIBLE DEBENTURES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

     The issuance of shares upon conversion of the convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the invest may ultimately convert and sell the full amount issuable on conversion. Although the investor may not convert their convertible debentures and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investor from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investor could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE CONVERTIBLE DEBENTURES AND REGISTERED PURSUANT TO A REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND REGISTERED PURSUANT TO A REGISTRATION STATEMENT ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

     Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the convertible debentures, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the convertible debentures. Accordingly, subject to obtaining an increase in our authorized shares of common stock, we allocated and registered 65,000,000 shares to cover the conversion of the convertible debentures. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the convertible debentures and registered pursuant to a registration statement may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.


IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING CONVERTIBLE DEBENTURES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE CONVERTIBLE DEBENTURES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

     In June 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $250,000 principal amount of convertible debentures. The convertible debentures are due and payable, with 7% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. In addition, any event of default could require the early repayment of the convertible debentures at a price equal to 125% of the amount due under the debentures. We anticipate that the full amount of the convertible debentures, together with accrued interest, will be converted into shares of our common stock, in accordance with the terms of the convertible debentures. If we are required to repay the convertible debentures, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

                   APPOINTMENT OF HAM, LANGSTON & BREZINA LLP


     The Board of Directors has appointed the firm of Ham, Langston & Brezina, LLP as independent registered public accounting firm of the Company for the year ending December 31, 2004. On August 17, 2004, the majority stockholders ratified the selection of Ham, Langston & Brezina LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2004.


     The  Company  does  not  presently  have  an  audit  committee.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

     The Board of Directors met and held discussions with management and the independent registered public accounting firm. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from the Company and its management, and the independent registered public accounting firm provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Board discussed with the Company's internal and independent registered public accounting firm the overall scope and plans for their respective audits. The Board met with the internal and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Board recommended and has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT  FEES

     The aggregate fees billed by our independent registered public accounting firm, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $[ ] and $[ ], respectively.

TAX  FEES

     Ham, Langston & Brezina LLP did not bill the Company for tax related work during fiscal 2003 or 2002.

ALL  OTHER  FEES

     Ham, Langston & Brezina LLP did not bill the Company for any other services during fiscal 2003 or 2002.

                            2004 STOCK INCENTIVE PLAN


     On August 17, 2004, the majority stockholders approved the 2004 Stock Incentive Plan (the "2004 Incentive Plan") and authorized 25,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices, The World Golf League, Inc., 2139 State Road 434m Suite 101, Longwood, FL 32779.


GENERAL

     The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

     The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

     The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

     The 2004 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

     Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

     Under the 2004 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

TERMS OF OPTIONS

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

     (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

     Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL  INCOME  TAX  ASPECTS  OF  THE  2004  INCENTIVE  PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE
PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

     If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                                   MANAGEMENT

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

Our executive officers and directors are as follows:


Name                           Age              Office(s) Held
----------------------         --------         ------------------------------

Michael S. Pagnano             53               President, Chief Executive
                                                Officer and Director

William Page                   52               Director

King Simmons                   42               Director

MICHAEL S. PAGNANO has served as our Chief Executive Officer and Director since January 31, 2003. Between December, 1999 and January, 2003, Mr. Pagnano served as Chief Executive Officer and Director of World Golf Florida. Prior thereto, from May 1986 through December 1999, Mr. Pagnano served as the President of Competitive Strategies Corp. Mr. Pagnano received a Bachelors degree in Business Administration from St. Peters College.

WILLIAM PAGE has served as our Director since February 2003. Since 1999, Mr. Page has served as Chairman and Chief Executive Officer of Downstream Environmental. Since 1999, Mr. Page has also served as an angel investor and advisory board member to a variety of companies. From December 1985 through December 1998, Mr. Page served in various capacities for Compaq Computer Corporation which include the following: Vice President, Corporate Planning-October 1995 through December 1998; Vice President, Worldwide Operations Planning-October 1993 through October 1995; and from December 1985 through October 1993 as Director Business Planning, Director Japan Subsidiary, Director Laptop New Product Development, Director Computer Manufacturing Operations, and Manager Production Control and Manufacturing Operations. Mr. Page received a Bachelors degree in Business Administration from Texas A&M University and performed executive studies at Harvard University in Lessons in Leadership.

KING SIMMONS has served as our Director since February 2003. Mr. Simmons is currently our Georgia licensee and has 10 years of professional golf experience. Mr. Simmons is a PGA Apprentice. He has held various club management positions throughout the southeast. Since 2000, Mr. Simmons has served as the General Manager of Kings Mill and Alfred Tup golf courses in Atlanta.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

During the fiscal year ended December 31, 2003, based upon an examination of the public filings, all of our company's officers and directors timely filed reports on Forms 3, 4 and 5.

The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:


                                           SUMMARY COMPENSATION TABLE:


                                                  SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------

Michael Pagnano           2003   160,750 (1)       0             -            -       4,000,000 (1)     -             -
  President and CEO       2002   138,000           0             -            -            -            -             -
                          2001         0           0             -            -            -            -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------

(1)     In  August 2003, we granted Michael Pagnano, our CEO, stock options to buy 4,000,000 shares of our common stock at an exercise price of $.051 per share.  Mr. Pagnano exercised 2,700,000 of these options in lieu of $80,942 owed to him by us and compensation  of  $56,758  was  recorded,  as  described  in  detail  in  "Certain  Relationships  and Related Transactions."

EMPLOYMENT AGREEMENTS

None.

DIRECTORS' COMPENSATION

     We currently do not have in effect a policy regarding compensation for serving on our board of directors. However, we do reimburse our directors for their reasonable expenses incurred in attending meetings of our board and our non-employee directors are periodically granted shares or options to purchase shares of our common stock.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003:


             Stock Option Grants in Last Fiscal Year
                     (Individual Grants)

                                % of Total
                Number of        Options                                          Potential Realizable Value at Assumed
                 Shares         Granted to                                            Annual Rates of Stock Price
               Underlying       Employees      Exercise                                 Appreciation for Option
                 Options        in Fiscal     Price per                                        Term (2)
Name            Granted (1)       Year          Share       Expiration Date              5%                10%
----            -----------       ----          -----       ---------------            -----              ------
Michael Pagnano  4,000,000        100%          $0.051         10 years               $131,990          $348,236

(1)  All  options have an exercise price per share equal to 100% of the fair market value of our common stock on the grant date.  Stock  options  have  a  10-year  term  and  vest  periodically  over  a  period  not  to  exceed  five  years.

(2)  As required by SEC rules, these columns show the potential gains that may exist for respective options, assuming that the  market  price  for  our  common stock appreciates from the date of grant to the end of the option terms at the annual rates  of  5%  and  10%,  respectively.  These numbers are not estimates of our future stock price performance and are not necessarily indicative of our future stock price performance. If the price of our common stock does not increase above the exercise  price,  no  value  will  be  realizable  from  these  options.


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table summarizes, for each of the Named Executive Officers, the total number of unexercised options held at December 31, 2003, and the aggregate dollar value of in-the-money, unexercised options, held at December 31, 2003. The value of the unexercised in-the-money options at December 31, 2003, is the difference between their exercise or base price and the value of the underlying common stock on December 31, 2003. The closing sale price of the common stock on December 31, 2003 was $0.105 per share.



         Shares Acquired
          Upon Exercise           Number of Securities           Value of Unexercised
           Of Options                  Underlying                     In-The-Money
          During Fiscal            Unexercised Options                 Options at
             2003                  At December 31, 2003             December 31, 2003
             ----                  --------------------             -----------------
                         Value
Name                   Number     Realized     Exercisable    Unexercisable     Exercisable    Unexercisable
----                   ------     --------     -----------    -------------     -----------    -------------
Michael Pagnano      2,700,000    137,700      1,300,000              -              -                -


                               STOCK OPTION PLANS

     None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     In August 2003, we granted Michael Pagnano, our CEO, stock options to buy 4,000,000 shares of our common stock at an exercise price of $.051 per share. Two Non-Employee Directors (as that term is defined in Rule 16b-3(b)(3)) on our Board of Directors approved the grant. In August 2003, Mr. Pagnano exercised his option to acquire 2,700,000 shares of common stock in exchange for consulting services valued at $56,758 and the cancellation of $80,942 of partial indebtedness we owed to Mr. Pagnano. In February 2004, Mr. Pagnano exercised his option to acquire the remaining 1,300,000 shares of common stock in exchange for the cancellation of $66,300 of partial indebtedness we owed to Mr. Pagnano. The grant of the stock options was ratified by the majority stockholders at the annual stockholders meeting in February 2004.

     In September 2003, we issued 1,000,000 shares of Series A Preferred Stock to Mr. Pagnano, our CEO, pursuant to his employment agreement. Each share of Series A Preferred Stock is entitled to 300 votes and, with respect to liquidation, dissolution or winding up, ranks senior to our common stock.

     Included in consulting expense for the years ended December 31, 2003 and 2002 is approximately $160,750 and $138,000, respectively, paid to Mr. Pagnano, our CEO, for consulting services.

     During October 2003, Michael Pagnano, our CEO, advanced us $33,000. This payable is non-interest bearing, uncollateralized and due on demand.

     In October, 2003, William Page and King Simmons each received 1,000,000 shares of our common stock in consideration for services rendered as Directors pursuant to the 2003 Non-Qualified Stock Option Plan, in lieu of a $35,000 cash payment.

                           ANNUAL AND QUARTERLY REPORT

     Our amended Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 and our Quarterly Reports on Form 10-QSB for the quarter ended September 30, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to The World Golf League, Inc., 2139 State Road 434m Suite 101, Longwood, FL 32779. The Annual Report and
Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.


                          By  Order  of  the  Board  of  Directors,

                          /s/  Michael  S.  Pagnano

                          Michael  S.  Pagnano
                          Chairman  of  the  Board

Longwood,  Florida
December 3, 2004

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                          THE WORLD GOLF LEAGUE, INC.

     The undersigned, being the Chief Executive Officer of THE WORLD GOLF LEAGUE, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

     1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

                    "FOURTH:  The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                    The  total number of shares of stock of each class which the
               Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                        Class          Par  Value          Authorized  Shares
                        -----          ----------          ------------------
                        Common           $0.001               1,200,000,000
                        Preferred        $0.001                  10,000,000
                                                           ------------------

                        Totals:                               1,210,000,000"

     2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of the General Corporation Law of the State of Delaware.



     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Michael S. Pagnano,
its  Chief  Executive  Officer,  this    th  day  of December, 2004.
                                       --


                                 THE  WORLD  GOLF  LEAGUE,  INC.


                                 By:
                                     ----------------------------------
                                     Michael S. Pagnano, Chief Executive Officer